EXHIBIT 10.15

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of October 8, 2021, is entered into among ARCH RECEIVABLE COMPANY, LLC (the “Seller”), ARCH COAL SALES COMPANY, INC. (the “Servicer”), the various financial institutions party to the Agreement (as defined below) as Conduit Purchasers (the “Conduit Purchasers”), as Related Committed Purchasers (the “Related Committed Purchasers”), as LC Participants (the “LC Participants”), and as Purchaser Agents (the “Purchaser Agents”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”; together with the Conduit Purchasers, the Related Committed Purchasers and the LC Participants, the “Purchasers”).

RECITALS

1.The parties hereto are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of October 5, 2016 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Agreement”).
2.The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.
SECTION 2.Amendment to the Agreement.
2.1Exhibit I of the Agreement is hereby amended by adding the following defined term in appropriate alphabetical order:

“Tier 1 Eligible Foreign Obligor” means an Obligor which is a resident of any country (other than the United States of America) that has a short-term foreign currency rating (or, if such country does not have such a short-term foreign currency rating, a long-term foreign currency rating) of at least “A2” (or “A”) by Standard & Poor’s and “P-1” (or “A2”) by Moody’s.

“Tier 2 Eligible Foreign Obligor” means any Eligible Foreign Obligor that is not a Tier 1 Eligible Foreign Obligor.

2.2The definition of “Concentration Percentage” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Concentration Percentage” means: (a) for any Group A Obligor, 25%, (b) for any Group B Obligor, 20%, (c) for any Group C Obligor, 10% and (d) for any Group D Obligor, 5%.

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2.3The definition of “Eligible Foreign Obligor” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Eligible Foreign Obligor” means an Obligor which is a resident of any country (other than the United States of America) that is not a Sanctioned Country.

2.4The definition of “Exception Account” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Exception Account”: means the deposit account maintained at PNC in the name of Arch Coal Sales Company, Inc. with the following account number: 1082061214.

2.5The definition of “Exception Account Conditions” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Exception Account Conditions” means, as of any date of determination, the satisfaction of each of the following: (a) no Termination Event has occurred and is continuing, (b) all Collections on Pool Receivables received in any Exception Account are then being swept directly to a Collection Account no later than one (1) Business Day following receipt and identification thereof pursuant to a zero account balance arrangement or an automatic daily sweep arrangement established with PNC, (c) each Exception Account is maintained at PNC and subject to a Lock-Box Agreement in favor of the Administrator, (d) no Exception Account is subject to any account control agreement or similar agreement granting (or purporting to grant) any Person (other than the Administrator) “control” (as defined in Section 9-104 of the UCC) over such Exception Account and (e) no amounts other than Collections on Receivables the Obligor of which is Hyundai Steel Company or another Obligor approved in writing by the Administrator in its sole discretion are being deposited in any Exception Account.

2.6The definition of “Excess Concentration” set forth in Exhibit I of the Agreement is hereby amended in its entirety by amending and restating it as follows:

“Excess Concentration” means the sum, without duplication, of the following amounts:

(i) the amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds an amount equal to the Concentration Percentage for such Obligor multiplied by the Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(ii) the sum of (a) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 45 days but not more than 60 days from the original invoice date of such Eligible Receivables exceeds 35% (or solely during a Minimum Liquidity Period, such lesser percentage (not to be reduced below 10%) from time to time designated by the Administrator or any Purchaser Agent in its sole

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discretion in a written notice delivered to Seller and each Purchaser Agent) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool plus (b) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool that have a stated maturity which is more than 60 days after the original invoice date of such Eligible Receivables exceeds 20% (or solely during a Minimum Liquidity Period, such lesser percentage from time to time designated by the Administrator or any Purchaser Agent in its sole discretion in a written notice delivered to Seller and each Purchaser Agent) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(iii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a Tier 1 Eligible Foreign Obligor exceeds 35% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(iv)the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Obligor of which is a Tier 2 Eligible Foreign Obligor exceeds 3% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(v) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the coal with respect to which has been shipped but not yet billed for more than 30 days but not more than 60 days from shipment exceeds 10% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(vi) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the coal with respect to which has been shipped but not yet billed exceeds 50% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus

(vii) the amount by which the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool the Collections with respect thereto were deposited in an Exception Account exceeds 12.5% (or such lesser percentage from time to time designated by the Administrator or any Purchaser Agent in its sole discretion in a written notice delivered to Seller and each Purchaser Agent) of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool;

provided, that, for purposes of determining the “Excess Concentration” pursuant to clause (i) above, with respect to any Eligible Receivable that is supported by an Eligible Supporting Letter of Credit or any Eligible Receivable that is an Insured Designated Receivable, the “Obligor” thereof shall be deemed to be the related Eligible Supporting Letter of Credit Provider or Eligible Credit Insurance Provider, as applicable, provided, further that, for purposes of determining the “Excess Concentration” pursuant to clause (iii) or (iv) above, with respect to any Eligible

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Receivable that is supported by an Eligible Supporting Letter of Credit or any Eligible Receivable that is an Insured Designated Receivable, the “Obligor” thereof shall be deemed to be the related Eligible Supporting Letter of Credit Provider or Eligible Credit Insurance Provider, as applicable (and, with respect to any Eligible Receivable that is supported by an Eligible Supporting Letter of Credit or any Eligible Receivable that is an Insured Designated Receivable, such Obligor shall be deemed to be organized under the laws of the country in which the office from which it is obligated to make payment with respect to such Eligible Supporting Letter of Credit or Eligible Credit Insurance is located) and provided, further that (x) if any Pool Receivable is partially supported by an Eligible Supporting Letter of Credit, then the “Obligor” thereof shall be deemed to be (i) with respect to the Unsupported Outstanding Balance of such Pool Receivable, the Obligor of such Pool Receivable and (ii) with respect to the Supported Outstanding Balance of such Pool Receivable, the related Eligible Supporting Letter of Credit Provider and (y) if any Pool Receivable is an Insured Designated Receivable, the “Obligor” thereof shall be deemed to be (i) with respect to the Insured Amount of such Insured Designated Receivable, the related Eligible Credit Insurance Provider and (ii) with respect to the remaining Outstanding Balance of such Insured Designated Receivable, the Obligor of such Insured Receivable.

2.7Clause (k) of Section 1 of Exhibit IV of the Agreement is amended by striking the last sentence thereof.
2.8Clause (j) of Section 2 of Exhibit IV of the Agreement is amended by striking the last sentence thereof.
2.9Exhibit V of the Agreement is amended by adding the following new clause (s) thereto and, in connection therewith, deleting the “.” at the end of clause (r) thereof and substituting “; or” therefor:

(s) clause (b) of the Exception Account Conditions shall cease to be satisfied without the prior written consent of the Administrator (not to be unreasonably withheld, conditioned or delayed) unless, promptly after the Servicer obtains knowledge thereof, the Servicer shall have delivered a revised Information Package identifying each Receivable the Obligor of which has been instructed to make payments to an Exception Account or made its most recent remittance of Collections to an Exception Account with information sufficient to re-determine the Purchased Interest without such Receivables included as Eligible Receivables.

SECTION 3.Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:
(a)Representations and Warranties.  The representations and warranties made by such Person in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
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(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on its part.  This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
(c)No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
SECTION 4.Effect of Amendment; Ratification.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect, in each case referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as specifically set forth herein.  The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrator of duly executed counterparts of the Amendment.
SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 7.Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).
SECTION 8.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
SECTION 9.Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
SECTION 10.Ratification.  After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
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SECTION 11.Transaction Document.  For the avoidance of doubt, each party hereto agrees that this Amendment constitutes a Transaction Document.
SECTION 12.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ARCH RECEIVABLE COMPANY, LLC,
as Seller

By: /s/ Matthew C. Giljum
Name:Matthew C. Giljum

Title:Vice President & Treasurer

ARCH COAL SALES COMPANY, INC.,
as Servicer

By: /s/ Matthew C. Giljum

Name:Matthew C. Giljum

Title:Vice President & Treasurer

ARCH RESOURCES, INC.,
as Performance Guarantor

By: /s/ Matthew C. Giljum

Name:Matthew C. Giljum

Title: Senior Vice President & Chief Operating Officer

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/ Deric Bradford
Name:Deric Bradford

Title:Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as a Purchaser Agent

By: /s/ Deric Bradford

Name:Deric Bradford

Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank and as an LC Participant

By: /s/ Deric Bradford

Name:Deric Bradford

Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,

as a Related Committed Purchaser

By: /s/ Deric Bradford
Name:Deric Bradford

Title: Managing Director

REGIONS BANK,
as a Purchaser Agent

By: /s/ Mark A. Kassis
Name: Mark A. Kassis

Title: Managing Director

REGIONS BANK,
as a Related Committed Purchaser

By: /s/ Mark A. Kassis
Name: Mark A. Kassis

Title: Managing Director

REGIONS BANK,
as an LC Participant

By: /s/ Mark A. Kassis
Name: Mark A. Kassis

Title: Managing Director